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                                                                   EXHIBIT 99.3

                        CONSENT OF J. TAYLOR CRANDALL

        The undersigned, J. Taylor Crandall, hereby consents to being named in the Registration Statement on Form S-4 of American Oncology Resources, Inc. (the "Company") and any preliminary prospectus or prospectuses to be filed in connection therewith as a person to be appointed a director of the Company.


                                        /s/ J. TAYLOR CRANDALL
                                        ---------------------------------------
                                        J. Taylor Crandall